                                                                   Exhibit 99.10


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[840,000,557] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2


                                  [SURF LOGO]



                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                  MAY [9], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                            $194,662,564
Aggregate Original Principal Balance                               $194,684,588
Number of Mortgage Loans                                                831
                                                   MINIMUM            MAXIMUM              AVERAGE (1)
Original Principal Balance                        $40,000            $750,000               $234,277
Outstanding Principal Balance                     $39,903            $750,000               $234,251
                                                   MINIMUM            MAXIMUM         WEIGHTED AVERAGE(2)
Original Term (mos)                                 360                 360                   360
Stated remaining Term (mos)                         353                 358                   356
Loan Age (mos)                                       2                   7                     4
Current Interest Rate                              4.500%             10.050%                6.582%
Initial Interest Rate Cap (3)                      1.500%             5.000%                 2.878%
Periodic Rate Cap (3)                              1.000%             2.000%                 1.065%
Gross Margin (3)                                   2.610%             8.500%                 5.747%
Maximum Mortgage Rate (3)                         10.700%             17.050%               13.001%
Minimum Mortgage Rate (3)                          3.250%             10.050%                6.571%
Months to Roll (3)                                   17                 57                     22
Original Loan-to-Value                             36.50%             100.00%                81.63%
Credit Score (4)                                    531                 800                   632
                                                  EARLIEST             LATEST
Maturity Date                                    10/01/2034         03/01/2035

                             PERCENT OF                                               PERCENT OF
LIEN POSITION               MORTGAGE POOL     YEAR OF ORIGINATION                    MORTGAGE POOL
                            -------------     -------------------                    -------------
1st Lien                      100.00%         2004                                       79.41%
                                              2005                                       20.59

OCCUPANCY                                     Loan Purpose
Primary                       100.00%         Purchase                                   49.46%
                                              Refinance - Rate/Term                       5.66
                                              Refinance - Cashout                        44.88

LOAN TYPE                                     Property Type
Fixed Rate                      2.70%         Single Family                              71.46%
ARM                             97.3          Townhouse                                   0.60
                                              Condominium                                 7.37
AMORTIZATION TYPE                             Two- to Four-Family                         0.86
Interest-Only                 100.00%         Planned Unit Development                   19.64
                                              Manufactured Housing                        0.08


(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                           NUMBER      AGGREGATE                              WEIGHTED    AVERAGE    WEIGHTED
                             OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE      CREDIT     BALANCE    ORIGINAL     FULL      PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-----------------------     -----     -----------      ----        ------      -----    -----------     ---        ---        --
5.500% or less                39      $11,216,640       5.76%       5.366%      654      $287,606      79.49%     80.39%    100.00%

5.501% to 6.000%             124       31,936,013      16.41        5.839       639       257,548       80.43      74.42     100.00

6.001% to 6.500%             207       52,266,386      26.85        6.305       639       252,495       81.13      44.62     100.00

6.501% to 7.000%             256       57,780,855      29.68        6.793       632       225,706       81.17      38.11     100.00

7.001% to 7.500%             122       25,532,545      13.12        7.274       614       209,283       83.54      48.28     100.00

7.501% to 8.000%              61       11,849,388       6.09        7.782       603       194,252       84.08      43.15     100.00

8.001% to 8.500%              13        2,735,178       1.41        8.232       608       210,398       89.97      29.77     100.00

8.501% to 9.000%               6          954,360       0.49        8.796       620       159,060       94.22      62.38     100.00

9.001% to 9.500%               2          248,000       0.13        9.344       605       124,000       93.32      55.44     100.00

10.001% to 10.500%             1          143,200       0.07       10.050       573       143,200       80.00     100.00     100.00
TOTAL:                       831     $194,662,564     100.00%       6.582%      632      $234,251       81.63%     49.96%    100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 10.050% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.582% per annum.


REMAINING MONTHS TO STATED MATURITY

                       NUMBER      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                 OF        PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
REMAINING MONTHS      MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
TO STATED MATURITY      LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
------------------      -----     -----------       ----         ------     -----    -----------      ---        ---        --
349 to 360               831     $194,662,564     100.00%        6.582%      632        $234,251     81.63%     49.96%    100.00%
TOTAL:                   831     $194,662,564     100.00%        6.582%      632        $234,251     81.63%     49.96%    100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE       MORTGAGE   AVERAGE      CREDIT     BALANCE    ORIGINAL     FULL      PERCENT
LOAN PRINCIPAL BALANCES       LOANS     OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
-----------------------       -----     -----------       ----      ------      -----    -----------     ---        ---        --
$50,000 or less                2           $86,543        0.04%     8.304%        604       $43,272     80.00%    100.00%    100.00%
                              60
$50,001 to $100,000                      4,845,735        2.49      6.979         612        80,762     80.59      92.68     100.00
                             150
$100,001 to $150,000                    19,200,282        9.86      6.781         633       128,002     81.04      62.92     100.00
                             152
$150,001 to $200,000                    26,890,565       13.81      6.745         630       176,912     81.01      55.59     100.00
                             152
$200,001 to $250,000                    33,988,897       17.46      6.634         635       223,611     81.23      45.13     100.00
                             105
$250,001 to $300,000                    28,908,865       14.85      6.522         634       275,323     81.36      41.06     100.00
                              85
$300,001 to $350,000                    27,499,413       14.13      6.538         634       323,523     82.48      40.23     100.00
                              56
$350,001 to $400,000                    21,128,906       10.85      6.314         625       377,302     81.80      44.73     100.00
                              33
$400,001 to $450,000                    14,078,940        7.23      6.659         634       426,635     83.74      57.61     100.00
                              27
$450,001 to $500,000                    12,856,267        6.60      6.289         628       476,158     80.51      48.24     100.00
                               4
$500,001 to $550,000                     2,108,000        1.08      6.399         652       527,000     85.08      25.69     100.00
                               3
$550,001 to $600,000                     1,680,150        0.86      6.798         628       560,050     87.92     100.00     100.00
                               1
$600,001 to $650,000                       640,000        0.33      5.750         628       640,000     76.19     100.00     100.00
                               1
$700,001 to $750,000                       750,000        0.39      6.275         620       750,000     79.62     100.00     100.00
TOTAL:                       831      $194,662,564      100.00%     6.582%        632      $234,251     81.63%     49.96%    100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $39,903 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $234,251.

PRODUCT TYPES

                         NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE   WEIGHTED
                           OF        PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE      AVERAGE       CREDIT     BALANCE   ORIGINAL     FULL      PERCENT
PRODUCT TYPES             LOANS     OUTSTANDING       POOL         COUPON       SCORE    OUTSTANDING    LTV        DOC        IO
-------------             -----     -----------       ----         ------       -----    -----------    ---        ---        --
30 Year Fixed Loans        24        5,257,298        2.70         6.610        625         219,054    80.51      76.65     100.00

2/28 LIBOR Loans          687      160,996,528       82.71         6.601        632         234,347    81.69      47.54     100.00

3/27 LIBOR Loans          111       26,421,983       13.57         6.513        633         238,036    81.99      55.67     100.00

5/25 LIBOR Loans            9        1,986,755        1.02         5.889        609         220,751    74.96     100.00     100.00
TOTAL:                    831     $194,662,564      100.00%        6.582%       632        $234,251    81.63%     49.96%    100.00%


AMORTIZATION TYPE

                            NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                              OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                           MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
AMORTIZATION TYPE            LOANS    OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
12 Month Interest-Only         3          764,000        0.39       6.539      675       254,667        79.58      40.31     100.00

24 Month Interest-Only       218       42,680,053       21.93       6.600      621       195,780        83.44      75.39     100.00

36 Month Interest-Only        25        5,161,029        2.65       6.862      628       206,441        84.48      72.88     100.00

60 Month Interest-Only       535      132,763,730       68.20       6.551      634       248,157        80.86      41.46     100.00

120 Month Interest-Only       50       13,293,752        6.83       6.721      641       265,875        82.56      44.87     100.00
TOTAL:                       831     $194,662,564      100.00%      6.582%     632      $234,251        81.63%     49.96%    100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                   OF        PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                MORTGAGE      BALANCE       MORTGAGE      AVERAGE       CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
STATE             LOANS     OUTSTANDING       POOL         COUPON       SCORE    OUTSTANDING      LTV        DOC        IO
-----             -----     -----------       ----         ------       -----    -----------      ---        ---        --
Alabama               3       $305,949        0.16%        7.085%        654      $101,983        80.00%     55.16%    100.00%

Arizona              55      9,168,918        4.71         6.744         635       166,708        82.66      48.86     100.00

California          306     93,840,906       48.21         6.471         631       306,670        81.61      44.97     100.00

Colorado             22      4,057,842        2.08         6.538         628       184,447        81.34      64.37     100.00

Connecticut           3        630,635        0.32         6.886         640       210,212        84.53      20.04     100.00

Delaware              1        455,200        0.23         5.990         656       455,200        80.00     100.00     100.00

Florida              36      7,958,370        4.09         6.619         634       221,066        81.35      41.36     100.00

Georgia              14      3,112,682        1.60         6.831         638       222,334        81.57      51.85     100.00

Idaho                 6      1,107,672        0.57         7.098         634       184,612        87.27      48.21     100.00

Illinois             36      6,754,866        3.47         6.873         637       187,635        82.56      44.96     100.00

Indiana               7        801,607        0.41         7.020         635       114,515        84.70      58.82     100.00

Iowa                  3        583,912        0.30         7.514         627       194,637        80.00      55.76     100.00

Kansas                5        936,209        0.48         7.237         635       187,242        90.55      84.14     100.00

Kentucky              9      1,115,296        0.57         6.337         656       123,922        79.37      68.82     100.00

Louisiana             1        331,060        0.17         7.750         614       331,060        90.00     100.00     100.00

Maryland             13      2,826,316        1.45         6.673         629       217,409        78.52      68.20     100.00

Massachusetts         3      1,030,500        0.53         6.312         640       343,500        79.02      19.65     100.00

Michigan             19      2,327,841        1.20         7.186         630       122,518        83.61      69.54     100.00

Minnesota            35      6,696,007        3.44         7.039         629       191,314        83.52      64.10     100.00

Missouri             12      1,502,087        0.77         6.433         652       125,174        83.02      86.53     100.00

Nebraska              2        364,000        0.19         7.088         639       182,000        80.00       0.00     100.00

Nevada               38      8,563,856        4.40         6.545         631       225,365        81.35      54.86     100.00

New Jersey           11      3,512,828        1.80         6.682         628       319,348        83.47      46.33     100.00

New York              8      2,220,097        1.14         6.411         603       277,512        72.05      51.06     100.00

North Carolina        5        809,329        0.42         6.890         670       161,866        80.83      42.79     100.00

Ohio                 28      3,939,452        2.02         6.429         632       140,695        80.99      70.72     100.00

Oregon               15      2,377,099        1.22         6.798         633       158,473        81.35      61.26     100.00

Pennsylvania          2        772,000        0.40         6.498         609       386,000        82.18      48.19     100.00

Rhode Island          1        195,202        0.10         7.120         582       195,202        88.73     100.00     100.00

South Carolina        5      1,134,054        0.58         6.924         628       226,811        80.92      19.04     100.00

Tennessee             6        560,728        0.29         7.155         611        93,455        82.57      77.03     100.00

Texas                25      4,003,344        2.06         6.549         620       160,134        79.94      84.51     100.00

Utah                  7      1,498,547        0.77         6.642         666       214,078        80.84      21.94     100.00

Virginia             35      9,475,970        4.87         6.635         634       270,742        81.47      38.03     100.00

Washington           47      8,688,749        4.46         6.342         630       184,867        80.55      59.11     100.00

Wisconsin             7      1,003,433        0.52         6.986         621       143,348        85.50     100.00     100.00
TOTAL:              831   $194,662,564     100.00%         6.582%        632      $234,251        81.63%     49.96%    100.00%

(1) No more than approximately 1.07% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED
                         OF        PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL     MORTGAGE      BALANCE       MORTGAGE      AVERAGE       CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING       POOL         COUPON       SCORE    OUTSTANDING      LTV        DOC        IO
--------------------    -----     -----------       ----         ------       -----    -----------      ---        ---        --
50.00% or less             4        733,044          0.00         0.064        595     183,261         0.46       0.35       1.00

50.01% to 55.00%           3        664,593          0.34         6.599        594     221,531        52.11      28.59     100.00

55.01% to 60.00%           3        665,948          0.34         6.670        619     221,983        58.43      59.31     100.00

60.01% to 65.00%          12      3,959,177          2.03         6.278        598     329,931        63.88      53.50     100.00

65.01% to 70.00%           8      2,056,391          1.06         6.656        576     257,049        68.23      48.84     100.00

70.01% to 75.00%          31      7,900,285          4.06         6.605        609     254,848        73.90      34.99     100.00

75.01% to 80.00%         542    117,356,535         60.29         6.461        644     216,525        79.85      43.68     100.00

80.01% to 85.00%          84     22,233,474         11.42         6.790        610     264,684        84.42      50.72     100.00

85.01% to 90.00%         103     28,520,844         14.65         6.697        619     276,901        89.51      70.89     100.00

90.01% to 95.00%          34      9,288,956          4.77         7.166        628     273,205        94.52      69.90     100.00

95.01% to 100.00%          7      1,283,317          0.66         8.021        628     183,331        99.28     100.00     100.00
TOTAL:                   831   $194,662,564        100.00%        6.582%       632    $234,251        81.63%     49.96%    100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 36.50% to 100.00%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                           OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
------------              -----     -----------       ----       ------     -----    -----------      ---        ---        --
Purchase                  438       $96,280,147        49.46%      6.509%    648       $219,818      80.90%     42.31%    100.00%
                          340
Refinance - Cashout                  87,355,792        44.88       6.670     615        256,929      82.12      54.91     100.00
                           53
Refinance - Rate/Term                11,026,625         5.66       6.519     617        208,050      84.12      77.52     100.00
TOTAL:                    831      $194,662,564       100.00%      6.582%    632       $234,251      81.63%     49.96%    100.00%


PROPERTY TYPE

                         NUMBER      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                           OF        PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
PROPERTY TYPE             LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
-------------             -----     -----------       ----         ------     -----    -----------      ---        ---        --
Single Family             590     $139,100,278       71.46%        6.563%     631        $235,763      81.46%     49.73%    100.00%

Townhouse                   7        1,167,820        0.60         6.388      653         166,831      80.69      56.30     100.00

Condominium                67       14,337,512        7.37         6.604      637         213,993      82.25      46.41     100.00

Two- to Four-Family         8        1,666,902        0.86         6.933      638         208,363      83.41      40.63     100.00

Manufactured Housing        1          152,000        0.08         5.850      740         152,000      80.00     100.00     100.00

Planned Unit Development  158       38,238,052       19.64         6.634      631         242,013      81.99      52.14     100.00
TOTAL:                    831     $194,662,564      100.00%        6.582%     632        $234,251      81.63%     49.96%    100.00%


DOCUMENTATION

                         NUMBER      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                           OF        PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
DOCUMENTATION             LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
-------------             -----     -----------       ----         ------     -----    -----------      ---        ---        --
Full Documentation        446      $97,256,510      49.96%         6.445%      616       $218,064      82.67%    100.00%    100.00%

Stated Documentation      371       93,299,374       47.93         6.705       651        251,481      80.55       0.00     100.00

Lite Documentation         14        4,106,680        2.11         7.035       587        293,334      81.62       0.00     100.00
TOTAL:                    831     $194,662,564      100.00%        6.582%      632       $234,251      81.63%     49.96%    100.00%


OCCUPANCY

                    NUMBER      AGGREGATE                                WEIGHTED    AVERAGE    WEIGHTED
                      OF        PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                   MORTGAGE      BALANCE       MORTGAGE      AVERAGE      CREDIT     BALANCE    ORIGINAL     FULL      PERCENT
OCCUPANCY            LOANS     OUTSTANDING       POOL         COUPON      SCORE    OUTSTANDING     LTV        DOC        IO
---------            -----     -----------       ----         ------      -----    -----------     ---        ---        --
Primary             831      $194,662,564       100.00%       6.582%      632        $234,251     81.63%     49.96%    100.00%
TOTAL:              831      $194,662,564       100.00%       6.582%      632        $234,251     81.63%     49.96%    100.00%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                       NUMBER      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                         OF        PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE    MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
(MONTHS)                LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
--------                -----     -----------       ----         ------     -----    -----------      ---        ---        --
2                         5          $957,265        0.49%      6.401%       622      $191,453      82.63%    100.00%    100.00%

3                       206        44,418,047       22.82       6.699        631       215,622      81.88      49.65     100.00

4                       387        93,966,703       48.27       6.581        633       242,808      81.58      49.82     100.00

5                       172        41,932,440       21.54       6.485        629       243,793      81.51      49.05     100.00

6                        54        12,049,347        6.19       6.532        635       223,136      81.40      49.43     100.00

7                         7         1,338,761        0.69       6.373        624       191,252      82.65      68.15     100.00
TOTAL:                  831      $194,662,564      100.00%      6.582%       632      $234,251      81.63%     49.96%    100.00%

As of the Cut-off Date, the weighted average age othe Mortgage Loans was approximately 4 months.





ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                           OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT     MORTGAGE      BALANCE       MORTGAGE     AVERAGE      CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
PENALTY TERM              LOANS     OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC        IO
------------              -----     -----------       ----        ------      -----    -----------      ---        ---        --
None                        66      $13,802,476        7.09%       7.053%      629      $209,128        83.07%     47.31%    100.00%
                            30
12 Months                             7,665,633        3.94        6.752       628       255,521        82.60      50.61     100.00
                             1
13 Months                               300,000        0.15        8.250       617       300,000        75.00       0.00     100.00
                           551
24 Months                           132,013,332       67.82        6.574       633       239,589        81.45      45.36     100.00
                           172
36 Months                            37,871,417       19.45        6.389       629       220,183        81.37      66.65     100.00
                            11
60 Months                             3,009,706        1.55        6.600       621       273,610        84.29      57.34     100.00
TOTAL:                     831     $194,662,564      100.00%       6.582%      632      $234,251        81.63%     49.96%    100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.





CREDIT SCORES

                         NUMBER      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                           OF        PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
----------------------    -----     -----------       ----         ------     -----    -----------      ---        ---        --
526 to 550                 16        $4,293,212        2.21%        7.101%    543        $268,326      77.24%     70.08%    100.00%
                           45
551 to 575                           11,541,152        5.93         7.279     564         256,470      82.00      50.69     100.00
                          125
576 to 600                           26,920,125       13.83         6.742     589         215,361      80.10      76.99     100.00
                          216
601 to 625                           47,743,287       24.53         6.555     614         221,034      81.55      70.74     100.00
                          189
626 to 650                           46,779,346       24.03         6.538     638         247,510      83.35      44.42     100.00
                          125
651 to 675                           30,153,154       15.49         6.468     660         241,225      82.21      26.19     100.00
                           65
676 to 700                           15,167,044        7.79         6.279     686         233,339      80.42      22.01     100.00
                           28
701 to 725                            6,523,130        3.35         6.272     712         232,969      80.00      19.93     100.00
                           14
726 to 750                            3,187,713        1.64         6.118     734         227,694      80.00      18.16     100.00
                            4
751 to 775                              828,000        0.43         6.623     758         207,000      80.00       0.00     100.00
                            4
776 to 800                            1,526,400        0.78         6.753     794         381,600      80.00       0.00     100.00
TOTAL:                    831      $194,662,564      100.00%        6.582%    632        $234,251      81.63%     49.96%    100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 531 to 800 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 632.

CREDIT GRADE

                          NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                            OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
CREDIT GRADE               LOANS     OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
------------               -----     -----------       ----       ------     -----    -----------      ---        ---        --
A+                        119        $29,702,630       15.26%      6.596%     630      $249,602        85.12%     57.50%    100.00%

A                         289         60,169,858       30.91        6.59      609       208,200        80.98      73.38     100.00

A-                         56         15,956,969         8.2       6.756      598       284,946        82.13      56.77     100.00

B                          56         12,681,964        6.51       7.147      577       226,464        78.75      61.34     100.00

C                          16          3,870,330        1.99       7.016      558       241,896        78.84      72.41     100.00

C-                          1            400,000        0.21        6.55      593       400,000        80.00          -     100.00

SA1                        90         20,652,725       10.61        6.28      713       229,475        79.93      18.67     100.00

SA2                        67         16,371,973        8.41       6.399      671       244,358        80.14       8.92     100.00

SA3                       137         34,856,115       17.91       6.489      650       254,424        82.65      31.76     100.00
TOTAL:                    831       $194,662,564      100.00%      6.582%     632      $234,251        81.63%     49.96%    100.00%


GROSS MARGINS

                          NUMBER      AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                            OF        PRINCIPAL     PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL      PERCENT
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING       POOL         COUPON    SCORE    OUTSTANDING       LTV        DOC        IO
----------------------     -----     -----------       ----         ------    -----    -----------       ---        ---        --
2.501% to 3.000%             1         $202,500        0.11%        5.500%    648        $202,500       75.00%    100.00%    100.00%

3.001% to 3.500%             3          449,200        0.24         6.000     654         149,733       80.00      61.18     100.00

3.501% to 4.000%            12        3,631,533        1.92         5.624     637         302,628       82.32      78.27     100.00

4.001% to 4.500%            47       13,338,229        7.04         5.661     630         283,792       82.26     100.00     100.00

4.501% to 5.000%            98       24,210,424       12.78         5.940     640         247,045       81.19      71.80     100.00

5.001% to 5.500%           153       36,161,844       19.09         6.345     637         236,352       80.75      45.93     100.00

5.501% to 6.000%           168       38,025,633       20.08         6.579     639         226,343       81.70      42.59     100.00

6.001% to 6.500%           170       37,608,262       19.86         6.924     629         221,225       81.76      39.69     100.00

6.501% to 7.000%           100       23,629,413       12.48         7.116     625         236,294       81.24      23.46     100.00

7.001% to 7.500%            38        8,864,379        4.68         7.609     601         233,273       84.35      44.92     100.00

7.501% to 8.000%            13        2,594,649        1.37         8.110     589         199,588       85.02      56.95     100.00

8.001% to 8.500%             4          689,200        0.36         9.108     607         172,300       94.12      65.54     100.00
TOTAL:                     807     $189,405,266      100.00%        6.581%    632        $234,703       81.66%     49.22%    100.00%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.610% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.747% per annum.


MAXIMUM MORTGAGE RATES

                        NUMBER      AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                          OF        PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM       MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
MORTGAGE RATES           LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
--------------           -----     -----------       ----         ------     -----    -----------      ---        ---        --
11.500% or less            12       $3,281,050        1.73%        5.403%     684      $273,421        79.74%     32.96%    100.00%

11.501% to 12.000%         60       16,155,738        8.53         5.839      645       269,262        78.99      60.77     100.00

12.001% to 12.500%        144       39,545,149       20.88         6.132      642       274,619        80.04      45.93     100.00

12.501% to 13.000%        204       50,023,729       26.41         6.500      634       245,214        81.10      45.27     100.00

13.001% to 13.500%        144       33,262,001       17.56         6.703      622       230,986        82.75      53.40     100.00

13.501% to 14.000%        133       27,975,337       14.77         7.054      621       210,341        82.61      49.03     100.00

14.001% to 14.500%         65       12,465,199        6.58         7.376      621       191,772        85.24      57.88     100.00

14.501% to 15.000%         31        4,620,685        2.44         7.943      619       149,054        86.43      46.60     100.00

15.001% to 15.500%          9        1,517,718        0.80         8.364      625       168,635        88.87      22.73     100.00

15.501% to 16.000%          3          304,960        0.16         8.801      617       101,653        85.81      60.14     100.00

16.001% to 16.500%          1          110,500        0.06         9.150      636       110,500        85.00       0.00     100.00

17.001% to 17.500%          1          143,200        0.08        10.050      573       143,200        80.00     100.00     100.00
TOTAL:                    807     $189,405,266      100.00%        6.581%     632      $234,703        81.66%     49.22%    100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.700% per annum to 17.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.001% per

NEXT RATE ADJUSTMENT DATE

                              NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL      PERCENT
NEXT RATE ADJUSTMENT DATE      LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC        IO
-------------------------      -----     -----------     ----      ------    -----    -----------     ---        ---        --
October 2006                      5        $793,762      0.42%     6.744%      624       $158,752     82.27%    82.19%    100.00%
                                 44
November 2006                            10,047,084      5.30      6.538       638        228,343     82.12     47.94     100.00
                                125
December 2006                            30,430,423     16.07      6.465       630        243,443     81.50     44.96     100.00
                                332
January 2007                             81,237,414     42.89      6.617       633        244,691     81.63     46.51     100.00
                                176
February 2007                            37,530,580     19.81      6.695       631        213,242     81.84     49.67     100.00
                                  5
March 2007                                  957,265      0.51      6.401       622        191,453     82.63    100.00     100.00
                                  2
October 2007                                544,999      0.29      5.833       625        272,500     83.20     47.71     100.00
                                  9
November 2007                             1,759,863      0.93      6.468       621        195,540     77.49     50.99     100.00
                                 42
December 2007                            10,658,277      5.63      6.550       627        253,769     81.65     59.55     100.00
                                 32
January 2008                              7,488,877      3.95      6.270       644        234,027     83.04     62.91     100.00
                                 26
February 2008                             5,969,967      3.15      6.828       633        229,614     82.51     41.80     100.00
                                  2
December 2009                               294,940      0.16      6.183       608        147,470     75.01    100.00     100.00
                                  4
January 2010                              1,024,315      0.54      5.827       607        256,079     73.28    100.00     100.00
                                  3
February 2010                               667,500      0.35      5.856       614        222,500     77.52    100.00     100.00
TOTAL:                          807    $189,405,266    100.00%     6.581%      632       $234,703     81.66%    49.22%    100.00%